UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2024

OCUGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Great Valley Parkway

Malvern, Pennsylvania 19355

(484) 328-4701

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2024, Ramesh Kumar, PhD, a member of the board of directors (the “Board of Directors”) since 2019 notified Ocugen, Inc. (the “Company”) that he will not stand for re-election as a director of the Company upon the expiration of his current term, which expires at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Class I directors of the Board of Directors, of which Mr. Kumar is a member, terms expire at the Annual Meeting and are up for re-election at the Annual Meeting. Dr. Kumar’s refusal to stand for re-election was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company thanks Dr. Kumar for his years of service as a director.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 15, 2024, the Board of Directors of the Company approved an amendment (the “Bylaws Amendment”) to the Second Amended and Restated Bylaws of the Company (the “Bylaws”), effective immediately. The Bylaws Amendment amended Section 2.5 of ARTICLE II of the Bylaws to reduce the quorum requirement for all meetings of stockholders of the Company from a majority of the voting power of the outstanding shares of the Corporation entitled to vote generally in the election of directors to one third of the voting power of the outstanding shares of the Corporation entitled to vote generally in the election of directors.

The foregoing description of the Bylaws Amendment is qualified in its entirety by reference to the full text of the Bylaws Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Document

3.1	Amendment to Second Amended and Restated Bylaws of Ocugen, Inc.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2024

OCUGEN, INC.

By:	/s/ Shankar Musunuri
Name: Shankar Musunuri
Title: Chairman, Chief Executive Officer, & Co-Founder